SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

May 5, 2004

Date of Report (date of earliest event reported)

NETGEAR, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4500 Great America Parkway
Santa Clara, California 95054

(Address of principal executive offices)

(408) 907-8000

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits.

(c)	Exhibits

     The following exhibit is furnished herewith:

99.1	Press Release, dated May 5, 2004, of NETGEAR, Inc. announcing its financial results for the fiscal quarter ended March 28, 2004
99.2	Transcript of conference call held on May 5, 2004 to discuss NETGEAR, Inc.’s financial results for the fiscal quarter ended March 28, 2004

ITEM 12. Results of Operations and Financial Condition.

     The following information (including any exhibits attached to this Current Report) is being furnished pursuant to Item 12, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 5, 2004, NETGEAR, Inc. issued a press release announcing its financial results for its quarter ended March 28, 2004 and held a conference call to discuss its financial results for its quarter ended March 28, 2004. The full text of the press release and a transcript of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, to this Current Report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2004

NETGEAR, Inc.
By:	/s/ Jonathan R. Mather
Jonathan R. Mather
Executive Vice President and Chief Financial Officer

Exhibit
Number	Description
99.1	Press Release, dated May 5, 2004, of NETGEAR, Inc. announcing its financial results for the fiscal quarter ended March 28, 2004
99.2	Transcript of conference call held on May 5, 2004 to discuss NETGEAR, Inc.’s financial results for the fiscal quarter ended March 28, 2004